EXHIBIT 99.1

Press Release

Regeneron, A Leading U.S. Biotechnology Company, to Acquire 23andMe in Court-Supervised Sale

Regeneron Commits to Comply with Company’s Privacy Policy and All Applicable Law; No Changes to 23andMe’s Privacy Policy or Consumer Genome Services

Transaction Subject to Court Approval

SAN FRANCISCO — May 19, 2025— 23andMe Holding Co. (“23andMe” or the “Company”) (OTC: MEHCQ), a leading human genetics and biotechnology company, today announced that it has entered into a definitive agreement for the sale of 23andMe to Regeneron Pharmaceuticals, Inc. (“Regeneron”) (NASDAQ: REGN), a leading U.S.-based, NASDAQ-listed biotechnology company that invents, develops and commercializes life-transforming medicines for people with serious diseases. The agreement includes Regeneron’s commitment to comply with the Company’s privacy policies and applicable law, process all customer personal data in accordance with the consents, privacy policies and statements, terms of service, and notices currently in effect and have security controls in place designed to protect such data.

“We are pleased to have reached a transaction that maximizes the value of the business and enables the mission of 23andMe to live on, while maintaining critical protections around customer privacy, choice and consent with respect to their genetic data,” said Mark Jensen, Chair and member of the Special Committee of the Board of Directors of 23andMe. He added: “We are grateful to Regeneron for offering employment to all employees of the acquired business units, which will allow us to continue our mission of helping people access, understand and gain health benefits through greater understanding of the human genome.”

Under the terms of the agreement, Regeneron will acquire substantially all of the assets of the Company, including the Personal Genome Service (PGS), Total Health and Research Services business lines, for a purchase price of $256 million. The agreement does not include the purchase of the Company’s Lemonaid Health subsidiary, which the Company plans to wind down in an orderly manner, subject to and in accordance with the agreement.

“Regeneron is a science-driven, patient-focused biotechnology company that understands the power of genetic research to improve the lives of individuals, as well as the way society treats and prevents illness as a whole,” said George D. Yancopoulos, M.D. Ph.D., co-Founder, Board co-Chair, President and Chief Scientific Officer of Regeneron. “When we opened our labs in New York State more than three decades ago, we bet our company’s future on the power of DNA, fueling our drug discovery efforts so as to deliver some of the world’s leading and most innovative medicines, including treatments to prevent blindness, for allergic diseases from asthma to atopic dermatitis, for several forms of cancer, and even for Ebola and COVID-19. Through our Regeneron Genetics Center, we have a proven track record of safeguarding personal genetic data, and we assure 23andMe customers that we will apply our high standards for safety and integrity to their data and ongoing consumer genetic services. We believe we can help 23andMe deliver and build upon its mission to help people learn about their own DNA and how to improve their personal health, while furthering Regeneron’s efforts to improve the health and wellness of many.”

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As part of the Court-supervised sale process, 23andMe required all bidders to guarantee that they will comply with the Company’s privacy policies and applicable law. While the transaction aligns with 23andMe’s Privacy Statement, a Court-appointed, independent Consumer Privacy Ombudsman (“CPO”) will also conduct an examination of the transaction and the impact, if any, on consumers’ privacy if the transaction is approved, taking into account the privacy and security program of the proposed acquirer and present a report to the Court by June 10, 2025.

The definitive agreement follows the auction’s completion on May 16, 2025, as part of the Company’s Court-supervised sale process and ongoing Chapter 11 proceedings. The proposed transaction remains subject to approval by the U.S. Bankruptcy Court for the Eastern District of Missouri (the “Court”), approval under the Hart-Scott-Rodino Act and customary closing conditions. A Court hearing to consider approval of the transaction is currently scheduled for June 17, 2025 and the transaction is expected to close in the third quarter of 2025.

As previously disclosed, the Company secured Court-approved debtor-in-possession (“DIP”) financing of up to $35 million from JMB Capital Partners. The outcome of this auction satisfies conditions to access the second tranche of the financing, providing additional liquidity to support the business during the pendency of the sale transaction.

Additional information regarding 23andMe’s Chapter 11 filing, proceedings and claims process is available at https://restructuring.ra.kroll.com/23andMe. Questions about the claims process should be directed to the Company’s claims agent, Kroll, at 23andMeInfo@ra.kroll.com or by calling (888) 367-7556.

Advisors

Paul, Weiss, Rifkind, Wharton & Garrison LLP and Carmody MacDonald P.C. are serving as legal counsel to 23andMe and Alvarez & Marsal North America, LLC as restructuring advisor. Moelis & Company LLC is serving as investment banker to the Special Committee of 23andMe’s Board of Directors. Reevemark and Scale are serving as communications advisors to the Company.

About 23andMe

23andMe is a genetics-led consumer healthcare and biotechnology company empowering a healthier future. For more information, please visit www.23andme.com.

About Regeneron

Regeneron (NASDAQ: REGN) is a leading biotechnology company that invents, develops and commercializes life-transforming medicines for people with serious diseases. Founded and led by physician-scientists, its unique ability to repeatedly and consistently translate science into medicine has led to numerous approved treatments and product candidates in development, most of which were homegrown in its laboratories. Regeneron’s medicines and pipeline are designed to help patients with eye diseases, allergic and inflammatory diseases, cancer, cardiovascular and metabolic diseases, neurological diseases, hematologic conditions, infectious diseases, and rare diseases.

Regeneron pushes the boundaries of scientific discovery and accelerates drug development using its proprietary technologies, such as VelociSuite®, which produces optimized fully human antibodies and new classes of bispecific antibodies. Regeneron is shaping the next frontier of medicine with data-powered insights from the Regeneron Genetics Center® and pioneering genetic medicine platforms, enabling it to identify innovative targets and complementary approaches to potentially treat or cure diseases.

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For more information, please visit www.Regeneron.com or follow Regeneron on LinkedIn, Instagram, Facebook or X.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this press release are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 case (the “Chapter 11 case”), including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 case, the effects of the Chapter 11 case on the Company and on the interests of various constituents, Court rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general, the debtors’ ability to complete the sale of substantially all of their assets to Regeneron under Section 363 of the Bankruptcy Code, the length of time the Company will operate under the Chapter 11 case, risks associated with any third-party motions in the Chapter 11 case, the potential adverse effects of the Chapter 11 case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; whether the Company will emerge, in whole or in part, from the Chapter 11 case as a going concern; trading price and volatility of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”); and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market, whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market, and whether quotes for the Common Stock will continue on this market in the future. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this press release and, except as may be required by law, 23andMe undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Contact Information
investors@23andme.com

press@23andme.com

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